December 13, 2002

                               DREYFUS INDEX FUNDS
                           DREYFUS S&P 500 INDEX FUND
                            DREYFUS MIDCAP INDEX FUND
                             DREYFUS SMALLCAP STOCK
                                   INDEX FUND
                           DREYFUS INTERNATIONAL STOCK
                                   INDEX FUND

                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 2002

      Online transaction capability through the Dreyfus website, www.dreyfus.com, has been added to all Regular and IRA Accounts that have teleservice privileges. Investors in Regular Accounts may sell (redeem) fund shares online. The proceeds of an online redemption will be sent by wire (currently a maximum of $20,000 per day) or check (maximum $250,000 per day). Investors in Regular and IRA Accounts may exchange fund shares online (maximum $250,000 per day). Dreyfus will not be responsible for account losses due to fraud when following online instructions it reasonably believes to be genuine.

                                                                       INDXs1202